EXHIBIT 10.1


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                               PURCHASE AGREEMENT

                                     BETWEEN

                                SUNSHINE III, LLC

                                       AND

                        Change Technology Partners, Inc.



                          Dated as of January 15, 2003





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                               PURCHASE AGREEMENT


                  PURCHASE AGREEMENT, dated as of January 15, 2003 (this "Agreement"), by and between SUNSHINE III, LLC, a Colorado limited liability company (the "Purchaser"), and Change Technology Partners, Inc., a Delaware corporation (the "Seller").

                              W I T N E S S E T H:

                  WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, 250,000 shares (the "Shares") of common stock, $0.01 par value (the "Common Stock"), of Excelsior Radio Networks, Inc., a Delaware corporation (the "Company"), for the purchase price and upon the terms and conditions hereinafter set forth;

                  WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, the Warrant to purchase 482,955 shares of Common Stock of the Company dated as of August 28, 2001 (the "Warrant") issued by the Company to the Seller for the purchase price and upon the terms and conditions hereinafter set forth; and

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:


                                   ARTICLE I

                              CERTAIN DEFINED TERMS

                  1.1      CERTAIN DEFINITIONS.

                  For purposes of this Agreement, the following terms shall have the meanings set forth as follows:

                  "Affiliate" of a specified Person means a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

                  "Governmental Entity" means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any

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government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States or any political subdivision thereof), or any tribunal or arbitrator(s) of competent jurisdiction, or any self-regulatory organization.

                  "Lien" means any lien, hypothecation, right of others, title defect, adverse claim or interest, pledge, voting trust or similar arrangement, title retention agreement, securityholder arrangement, proxy, limitation on voting rights, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first offer, right of first refusal, right of purchase, pre-emptive right, easement, servitude, transfer restriction of any kind, encumbrance, any other third party rights of any kind or any other restriction or limitation whatsoever.

                  "Person" means any natural person, firm, partnership, association, corporation, company, limited liability company, trust, business trust, Governmental Entity or other entity.


                                   ARTICLE II

                                     CLOSING

                  The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, NY10036 commencing at 11:00 o'clock New York time, on the date hereof or at such other place, time, or date as the parties may agree in writing (the "Closing Date").


                                  ARTICLE III

                             ACTIONS AT THE CLOSING

                  At the Closing:

                  3.1 The Seller shall deliver (or cause to be delivered) to the Purchaser the various certificates, instruments and documents required to be delivered under Article VII hereof;

                  3.2 The Seller shall deliver to the Purchaser certificate(s) evidencing all of the Shares, duly endorsed in blank by the Seller in the proper form for transfer or with stock powers for the Shares duly executed in blank by the Seller;

                  3.3 The Seller shall deliver to the Purchaser a warrant to purchase 482,955 shares of common stock of the Company (the "Warrant Agreement") in the name of the Purchaser in the form of Exhibit A hereto; and


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                  3.4    The Purchaser shall deliver to the Seller $406,250.00
for the Shares and $241,477.50 for the Warrant by wire transfer of immediately available funds into an account designated by the Seller.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  The Seller hereby represents and warrants to the Purchaser that:



                  4.1 OWNERSHIP AND TRANSFER OF SHARES AND WARRANT. The Seller is the record and beneficial owner of the Shares and the Warrant, free and clear of any and all Liens; except (i) for the restrictions set forth in Sections 8.3 and 8.4 of the Preferred Stock Purchase Agreement dated August 28, 2001 by and between Excelsior Radio Networks, Inc. (f/k/a eCom Capital, Inc.), a Delaware corporation, and the other parties thereto (the "Preferred Stock Purchase Agreement") and (ii) for the transfer restrictions set forth in Section
2.03 of the Warrant (clauses (i) and (ii) collectively referred to hereafter as the "Existing Liens"). To Seller's knowledge the Shares are duly authorized, validly issued and outstanding, fully paid, and non-assessable. At the Closing, the Seller will convey to the Purchaser, and the Purchaser will receive from the Seller, good, valid and marketable title to the Shares and the Warrant, free and clear of any and all Liens except for the Existing Liens and any Liens created by the Purchaser. There is no agreement or understanding between any persons that restricts the voting or giving of written consents with respect to the Shares or the Warrant.

                  4.2 BINDING AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by the Seller and is a valid and legally binding agreement of the Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  4.3 AUTHORITY. The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with all requisite authority and power to own or to lease its properties and conduct its business as it is now being conducted. The Seller has full power and authority to sell, assign, exchange, transfer and deliver the Shares and the Warrant to Purchaser as provided in this Agreement, to make, execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

                  4.4 NO BREACH. The execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby do not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Seller; (b) violate


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the Certificate of Incorporation or by-laws of the Seller or any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Seller, the Shares or the Warrant; or (c) conflict with or result in a material breach or termination of, or constitute a material default under, any indenture, mortgage, deed of trust or other instrument or agreement to which the Seller is a party.

                                   ARTICLE V


                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                  The Purchaser hereby represents and warrants to the Seller that:

                  5.1 INVESTMENT INTENTION. (a) The Purchaser is acquiring the Shares and the Warrant for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act of 1933, as amended (the "Securities Act") thereof. The Purchaser understands that the Shares and the Warrant have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

                  (b) The Purchaser is (i) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) experienced in making investments of the kind contemplated by this Agreement,
(iii) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Shares and the Warrant, and (iv) able to afford the loss of is investment in the Shares and the Warrant.

                  (c) The Purchaser understands that the Shares and the Warrant are being offered and sold by the Seller in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, and that the Seller is relying upon the accuracy of, and Purchaser's compliance with, Purchaser's representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the eligibility of Purchaser to purchase the Shares and the Warrant;

                  (d) The Purchaser acknowledges that in making its decision to purchase the Shares and the Warrant it has been given an opportunity to ask questions of and to receive answers from the Company's executive officers, directors and management personnel concerning the terms and conditions of the private sale of the Shares and the Warrant by the Seller.

                  (e) The Purchaser understands that the Shares and the Warrant have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission and that the foregoing authorities have not reviewed any documents or instruments in connection with the offer and sale to it of the Shares and the


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Warrant and have not confirmed or determined the adequacy or accuracy of any such documents of instruments.

                  5.2 BINDING AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and is a valid and binding agreement of the Purchaser enforceable against it in accordance with is terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  5.3 AUTHORITY. The Purchaser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Colorado with all requisite authority and power to own or to lease its properties and conduct its business as it is now being conducted. The Purchaser has full power and authority to purchase the Shares and the Warrant from Seller as provided in this Agreement, to make, execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

                  5.4 NO BREACH. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Purchaser, (b) violate the Certificate of Formation or the Operating Agreement of the Purchaser or any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Purchaser, or (c) conflict with or result in a material breach or termination of, or constitute a material default under, any indenture, mortgage, deed of trust or other instrument or agreement to which the Purchaser is a party.

                  5.5 NO TRANSFER OF SERIES A PREFERRED STOCK. The Purchaser has not transferred to any Person any of the shares of the Company's Series A Preferred Stock purchased pursuant to the Preferred Stock Purchase Agreement.


                                   ARTICLE VI

                                 INDEMNIFICATION

                  6.1 INDEMNIFICATION BY THE SELLER. From and after the date hereof, the Seller shall indemnify and hold the Purchaser, its Affiliates, and their respective directors, officers, employees, shareholders, members, partners, agents, trustees, advisers, successor, representatives and assigns (collectively "Purchaser Claimants" and individually "Purchaser Claimant") harmless, and defend each of them, from and against any and all demands, claims, actions, liabilities, obligations, losses, fines, costs, proceedings, deficiencies, judgments, penalties, damages or expenses whatsoever (including without limitation reasonable out-of-pocket expenses, consulting fees, court


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costs, expert witness fees and attorneys' fees and expenses) (collectively,
"Claims") imposed upon or incurred by the Purchaser Claimants resulting from or arising out of any inaccuracy or breach of any representation, warranty or covenant of the Seller contained herein. Notwithstanding the foregoing, Purchaser acknowledges and agrees that Seller shall not be required to indemnify or hold harmless any Purchaser Claimant for any Claim resulting from or arising out of, the rights set forth in Section 2.3 of the December Purchase Agreement.

                  6.2 INDEMNIFICATION BY THE PURCHASER. From and after the date hereof, the Purchaser shall indemnify and hold the Seller, its Affiliates, and their respective directors, officers, employees, shareholders, members, partners, agents, trustees, advisers, successor, representatives and assigns (collectively "Seller Claimants" and individually "Seller Claimant") harmless, and defend each of them, from and against any and all Claims imposed upon or incurred by the Seller Claimants resulting from or arising out of any inaccuracy or breach of any representation or warranty of the Purchaser contained herein.


                                  ARTICLE VII

                         CONDITIONS PRECEDENT TO CLOSING

                  7.1 CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The obligation of Purchaser to consummate the transactions contemplated by this Agreement at the Closing is subject to the satisfaction (or waiver in writing by the Purchaser) of the following conditions:

                  (a) Company Consent. The Company shall have consented, in writing, to the transfer of the Warrant from the Seller to the Purchaser pursuant to Section 2.03 of the Warrant.

                  (b) Incumbency Certificate. A certificate of incumbency with respect to the office and authority of the officer of the Seller executing this Agreement and the other documents delivered by the Seller at Closing, duly executed by the Secretary or any Assistant Secretary of the Seller.

                  (c) Legal Opinion. Counsel for the Seller shall deliver to the Purchaser an opinion, dated the Closing Date, in form and in substance satisfactory to the Purchaser.

                  7.2 CONDITIONS TO OBLIGATIONS OF THE SELLER. The obligation of the Seller to consummate the transactions contemplated by this Agreement at the Closing is subject to the satisfaction (or waiver in writing by the Seller) of the following conditions.



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                  (a)    Company Consent. The Company shall have consented, in
writing, to the transfer of the Warrant from the Seller to the Purchaser pursuant to Section 2.03 of the Warrant.


                                  ARTICLE VIII


                                  MISCELLANEOUS

                  8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The parties hereto hereby agree that the representations, warranties and covenants contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall indefinitely survive the execution and delivery of this Agreement, and the sale of the Shares and the Warrant hereunder, regardless of any investigation made by the parties hereto.

                  8.2 EXPENSES. The Seller and the Purchaser shall each bear its own expenses incurred in connection with the negotiation and execution of this Agreement and the consummation of the transaction contemplated hereby.

                  8.3 NOTICES. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered, telecopied or mailed, by certified mail, return receipt requested, first-class postage prepaid, to the parties at the following addresses:

                  If to the Seller, to:

                           Change Technology Partners, Inc.
                           537 Steamboat Avenue
                           Greenwich, Connecticut 06830
                           Attention:  William Avery
                           Telecopy:  (203) 661-1331

                  With copies to:

                           Paul, Weiss, Rifkind, Wharton & Garrison LLP
                           1285 Avenue of the Americas
                           New York, NY 10019
                           Attention: James M. Dubin, Esq.
                           Telecopy: (212) 757-3990

                  If to Sunshine, to:

                           Sunshine III, LLC
                           5200 N.W. 33rd Avenue, Suite 209


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                           Ft. Lauderdale, Florida 33309
                           Attention:  Dan Cohen
                           Telecopy:    (954) 486-3637

                  With copies to:

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, New York 10036
                           Attention: Alan Cohen, Esq.
                           Telecopy: (212) 969-2900

                  Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

                  8.4 FURTHER ASSURANCES. The Seller and the Purchaser each agrees to execute and deliver such other documents or agreements and to take such other actions as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

                  8.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                  8.6 AMENDMENTS; WAIVERS. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Purchaser and the Seller. Any such amendment, alteration or waiver shall be binding upon the Purchaser and the Seller.

                  8.7 TABLE OF CONTENTS AND HEADINGS. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

                  8.8 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable, the balance of this Agreement shall remain in effect.

                  8.9 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided in the immediately succeeding sentence. No assignment of this Agreement or of any rights or obligations hereunder may be made by the either the Seller or the Purchaser (by


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operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consents shall be void.

                  8.10   CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

                  (a) THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, HAVING SUBJECT MATTER JURISDICTION OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION EACH OF THEM MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, PERSONAL JURISDICTION OF ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

                  (b) THE PURCHASER AND THE SELLER HEREBY AGREE THAT SERVICE OF THE SUMMONS AND COMPLAINT AND ALL OTHER PROCESS WHICH MAY BE SERVED UPON EITHER PARTY IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, A COPY OF SUCH PROCESS TO SUCH PARTY AT THE ADDRESS TO WHICH NOTICES TO SUCH PARTY ARE THEN TO BE SENT PURSUANT TO SECTION 8.3 HEREOF AND THAT PERSONAL SERVICE OF PROCESS SHALL NOT BE REQUIRED. NOTHING HEREIN SHALL BE CONSTRUED TO PROHIBIT SERVICE OF PROCESS BY ANY OTHER METHOD PERMITTED BY LAW.

                  8.11   WAIVER OF JURY TRIAL.

                  THE PURCHASER AND THE SELLER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTION CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS WAIVER IS IRREVOCABLE, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO


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A TRIAL BY THE COURT. THE PURCHASER AND THE SELLER ALSO WAIVE ANY BOND OR SURETY
OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE PURCHASER.

                  8.12 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written understandings and agreements of the parties related to the transactions contemplated hereby.

                  8.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.


                                  [END OF TEXT]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                          SUNSHINE III, LLC



                                          By: /s/ John P. Hill, Jr.
                                              -------------------------------
                                              Name:  John P. Hill, Jr.
                                              Title: Manager




                                          CHANGE TECHNOLOGY PARTNERS, INC.



                                          By: /s/ William Avery
                                              -------------------------------
                                              Name:  William Avery
                                              Title: President and Chief
                                                     Executive Officer